UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2024
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

     Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 26, 2024, at the 2024 Annual Meeting of Stockholders of NVIDIA Corporation, or the 2024 Annual Meeting, the following proposals were adopted by the margin indicated. The record date for the 2024 Annual Meeting was April 29, 2024, which preceded the date of our ten-for-one forward stock split effected on June 7, 2024, and therefore the final voting results reported below are on a pre-stock split basis.

1.    Stockholders approved the election of each of our twelve (12) director nominees to hold office until the 2025 Annual Meeting of Stockholders of NVIDIA Corporation and until his or her successor is elected or appointed. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	1,599,856,381
Number of shares Against	53,876,854
Number of shares Abstaining	2,656,440
Number of Broker Non-Votes	293,416,473

b. Tench Coxe
Number of shares For	1,527,721,849
Number of shares Against	126,000,023
Number of shares Abstaining	2,667,803
Number of Broker Non-Votes	293,416,473

c. John O. Dabiri
Number of shares For	1,637,066,126
Number of shares Against	16,466,076
Number of shares Abstaining	2,857,473
Number of Broker Non-Votes	293,416,473

d. Persis S. Drell
Number of shares For	1,605,895,970
Number of shares Against	47,832,005
Number of shares Abstaining	2,661,700
Number of Broker Non-Votes	293,416,473

e. Jen-Hsun Huang
Number of shares For	1,631,633,636
Number of shares Against	22,473,582
Number of shares Abstaining	2,282,457
Number of Broker Non-Votes	293,416,473

f. Dawn Hudson
Number of shares For	1,603,616,438
Number of shares Against	50,087,714
Number of shares Abstaining	2,685,523
Number of Broker Non-Votes	293,416,473

g. Harvey C. Jones
Number of shares For	1,491,812,333
Number of shares Against	161,876,590
Number of shares Abstaining	2,700,752
Number of Broker Non-Votes	293,416,473

h. Melissa B. Lora
Number of shares For	1,652,017,772
Number of shares Against	1,577,647
Number of shares Abstaining	2,794,256
Number of Broker Non-Votes	293,416,473

i. Stephen C. Neal
Number of shares For	1,557,130,163
Number of shares Against	96,431,434
Number of shares Abstaining	2,828,078
Number of Broker Non-Votes	293,416,473

j. A. Brooke Seawell
Number of shares For	1,513,081,313
Number of shares Against	140,288,480
Number of shares Abstaining	3,019,882
Number of Broker Non-Votes	293,416,473

k. Aarti Shah
Number of shares For	1,525,607,990
Number of shares Against	127,858,107
Number of shares Abstaining	2,923,578
Number of Broker Non-Votes	293,416,473

l. Mark A. Stevens
Number of shares For	1,558,109,486
Number of shares Against	95,535,352
Number of shares Abstaining	2,744,837
Number of Broker Non-Votes	293,416,473

2.    Stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our definitive proxy statement for the 2024 Annual Meeting filed with the Securities and Exchange Commission on May 14, 2024. The results of the voting were as follows:

Number of shares For	1,527,356,698
Number of shares Against	121,555,544
Number of shares Abstaining	7,477,433
Number of Broker Non-Votes	293,416,473

3.    Stockholders approved the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 26, 2025. The results of the voting were as follows:

Number of shares For	1,879,767,350
Number of shares Against	67,627,481
Number of shares Abstaining	2,411,317
Number of Broker Non-Votes	—

4.    Stockholders approved, on an advisory basis, a stockholder proposal to replace the supermajority voting provisions in our charter and bylaws with a simple majority voting standard. The results of the voting were as follows:*

Number of shares For	1,466,504,471
Number of shares Against	143,103,694
Number of shares Abstaining	40,088,907
Number of Broker Non-Votes	293,416,473
*     In addition, there were 6,692,603 shares present, represented by proxy and entitled to vote on this proposal for which no voting directions were indicated. As our Board of Directors elected to make no recommendation with respect to this proposal, the proxyholders did not vote these shares on this proposal.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: July 2, 2024	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Deputy General Counsel and Assistant Secretary